                                                          EXHIBIT 10.26 - FORM 1

                                                                       EXHIBIT B

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                                OPTION AGREEMENT
                                (FIRST TRANCHE)


                                 by and between



                             Digital Radio, L.L.C.



                                      and



                          Nextel Communications, Inc.





                        Dated as of __________ __, 1995





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================================================================================

                               TABLE OF CONTENTS


                                                                         PAGE

OPTION AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         1.  GRANT OF OPTION. . . . . . . . . . . . . . . . . . . . . . .   1
                 1.1  Grant.  . . . . . . . . . . . . . . . . . . . . . .   1
                 1.2  Shares To Be Issued; Reservation of Shares. . . . .   2

         2.  ADJUSTMENTS TO OPTION RIGHTS.  . . . . . . . . . . . . . . .   2
                 2.1  Stock Combinations. . . . . . . . . . . . . . . . .   2
                 2.2  Reorganizations.  . . . . . . . . . . . . . . . . .   2
                 2.3  Adjustment Upon Changes in Capitalization.  . . . .   3
                 2.4  Notice. . . . . . . . . . . . . . . . . . . . . . .   3
                 2.5  Fractional Interests. . . . . . . . . . . . . . . .   4

         3.  EXERCISE.  . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 3.1  Exercise of Option. . . . . . . . . . . . . . . . .   4
                 3.2  Issuance of Option Shares.  . . . . . . . . . . . .   4

         4.  NO DILUTION OR IMPAIRMENT. . . . . . . . . . . . . . . . . .   5

         5.  RIGHTS OF HOLDER . . . . . . . . . . . . . . . . . . . . . .   5

         6.  TRANSFERABILITY. . . . . . . . . . . . . . . . . . . . . . .   5

         7.  LEGEND ON OPTION SHARES. . . . . . . . . . . . . . . . . . .   5

         8.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . .   5
                 8.1  Amendments. . . . . . . . . . . . . . . . . . . . .   5
                 8.2  Notices.  . . . . . . . . . . . . . . . . . . . . .   6
                 8.3  Waiver By Consent . . . . . . . . . . . . . . . . .   6
                 8.4  No Implied Waiver; Rights Are Cumulative  . . . . .   7
                 8.5  Governing Law . . . . . . . . . . . . . . . . . . .   7
                 8.6  Severability  . . . . . . . . . . . . . . . . . . .   7
                 8.7  Captions  . . . . . . . . . . . . . . . . . . . . .   7
                 8.8  Entire Agreement  . . . . . . . . . . . . . . . . .   7

                          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND FURTHER PROVIDED THAT SUCH TRANSFER IS EFFECTED IN ACCORDANCE WITH THE PROVISIONS OF
                          SECTION 6 HEREIN.

                                OPTION AGREEMENT
                                (First Tranche)


                 This OPTION AGREEMENT (the "Option") is being entered into this __th day of _______, 1995, by and between Nextel Communications, Inc., a Delaware corporation (the "Company") and Digital Radio, L.L.C., a Washington limited liability company ("Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement (as defined below).


                                    RECITALS

                 A. The Company and Buyer have entered into a Securities Purchase Agreement dated as of April 4, 1995 (the "Securities Purchase Agreement") pursuant to which, among other things, the Company agreed to sell and Buyer agreed to purchase certain shares of the Company's Class A Convertible Redeemable Preferred Stock and Class B Convertible Preferred Stock on the Closing Date (as defined in the Securities Purchase Agreement).

                 B. Pursuant to the Securities Purchase Agreement, the Company has agreed to grant to Buyer on the Closing Date three options to purchase shares of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock"), on the terms set forth in the Securities Purchase Agreement, this Option, the Second Option and the Third Option.

                 NOW, THEREFORE, for the consideration set forth in the Securities Purchase Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company agrees with Buyer as follows:

                 1.  GRANT OF OPTION.

                 1.1 GRANT. The Company hereby grants to Buyer this Option, exercisable as provided herein in whole or in part at any time and from time to time during the period from the date hereof through 6:00 p.m., local time in New York, New York, on the second anniversary of the Closing Date (the "Exercise Period") to purchase an aggregate of up to Fifteen Million (15,000,000) shares of Common Stock (as such number may be adjusted pursuant to Section 2 hereof, the "Option Shares"), at an exercise price of $15.50 per share (as such price may be adjusted pursuant to Section 2 hereof, the "Exercise Price"). Buyer and its permitted successors and assigns are hereinafter referred to as "Holder."

                 1.2 SHARES TO BE ISSUED; RESERVATION OF SHARES. The Company covenants and agrees that all Option Shares will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof, except as otherwise provided in the Securities Purchase Agreement. The Company further covenants and agrees that it will from time to time take all actions required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this Option in full.

                 2.  ADJUSTMENTS TO OPTION RIGHTS.

                 2.1 STOCK COMBINATIONS. In case the Company shall combine all of the outstanding Common Stock proportionately into a smaller number of shares, the Exercise Price per Option Share hereunder in effect immediately prior to such combination shall be proportionately increased and the number of Option Shares issuable to the Holder upon exercise of this Option shall be proportionately decreased, as of the effective date of such combination.

                 2.2 REORGANIZATIONS. If any of the following transactions (each, a "Special Transaction") shall become effective: (i) a capital reorganization or reclassification of the capital stock of the Company, (ii) a consolidation or merger of the Company with another entity or (iii) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of any such Special Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, at any time after the consummation of such transaction until the expiration of the Exercise Period, upon the basis and upon the terms and conditions specified herein, and in lieu of the Option Shares immediately theretofore issuable upon exercise of this Option for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Option Shares immediately theretofore issuable upon exercise in full of this Option had such Special Transaction not taken place (pro rated in the case of any partial exercises). In connection with any Special Transaction, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Option (including without limitation provisions for adjustment of the Exercise Price and the number of Option Shares issuable upon the exercise of the Option), shall thereafter be applicable, as nearly as may be, to any shares of stock, other securities, cash or other assets thereafter deliverable upon the exercise of this Option. The Company shall not effect any Special Transaction unless prior to or simultaneously with the closing the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets shall assume by a written instrument executed and mailed by certified mail or delivered to the Holder at the address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to such Holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such Holder has rights to purchase.

                 2.3 ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations, reclassifications or the like, the type and number of Option Shares issuable upon exercise of this Option, and the Exercise Price, as the case may be, shall be adjusted appropriately, immediately upon such change. No such adjustment shall be made on account of any dividend payable other than in stock of the Company.

                 2.4 NOTICE. Whenever this Option, the Option Shares or the Exercise Price is to be adjusted as provided herein or a dividend or distribution (in cash, stock or otherwise and including, without limitation, any liquidating distributions) is to be declared by the Company, or a Special Transaction is deemed by the Company to be substantially certain to occur (other than a Special Transaction in which the Company is the surviving entity and which would not require the execution of a written instrument pursuant to
Section 2.2 above), the Company shall forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating in reasonable detail the facts requiring such adjustment and the calculation thereof, if applicable, and stating (if applicable):

                          (A)  the record date of such dividend, distribution,
subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this clause (A) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

                          (B)  the date on which a Special Transaction is
expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction.

                 2.5 FRACTIONAL INTERESTS. This Option may be exercised only for a whole number of shares of Common Stock, other than any fraction of a share of Common Stock which would result upon this Option being exercised in full; provided, however that the Company shall not be required to issue fractions of shares of Common Stock on the exercise in full of this Option. If any fraction of a share of Common Stock would, except for the provisions of this Section 2.5, be issuable upon the exercise in full of this Option, the Company may (in lieu of issuing such fractional share) either (A) purchase such fraction for an amount in cash equal to the current value of such fraction, computed (i) if the Common Stock shall be listed or admitted to unlisted trading privileges on the NASDAQ National Market System or any securities exchange, on the basis of the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise upon which such a sale shall have been effected (or, if the Common Stock shall be listed or admitted to unlisted trading privileges on more than one such exchange, on the basis of such price on the exchange designated from time to time for such purpose by the Board of Directors of the Company) or (ii) if the Common Stock shall not be so listed or admitted to unlisted trading privileges, on the basis of the last bid price, or if there is no reported last bid, the average of the bid prices, for the Common Stock on the last business day prior to the date of exercise, as reported by the National Association of Securities Dealers Automated Quotation System or any successor thereto, or, if such computations cannot be made as aforesaid, as the Board of Directors of the Company may in good faith determine or (B) issue a number of whole shares determined by rounding up to the nearest whole share.

                 3.  EXERCISE.

                 3.1 EXERCISE OF OPTION. The Holder may exercise this Option by (i) surrendering this Option, with the form of exercise notice attached hereto as Exhibit "A" duly executed by Holder, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Option Shares by wire transfer to an account designated by the Company. Upon any partial exercise of this Option, the Company, at its expense, shall forthwith issue to the Holder for its surrendered option a replacement Option identical in all respects to this Option, except that the number of Option Shares shall be reduced accordingly.

                 3.2 ISSUANCE OF OPTION SHARES. The Option Shares purchased shall be issued to the Holder exercising this Option as of the close of business on the date on which all actions and payments required to be taken or made by Holder, pursuant to Section 3.1, shall have been so taken or made. Certificates for the Option Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this Option is surrendered.

                 4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through reorganization, reclassification, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Option above the Exercise Price, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Option. In the event of actions, other than those specified herein, affecting adversely the rights of the Holder, the Board of Directors of the Company shall make such adjustments as shall be equitable in the circumstances.

                 5. RIGHTS OF HOLDER. Holder shall not, solely by virtue of this Option and prior to the issuance of the Option Shares upon due exercise thereof, be entitled to any rights of a shareholder in the Company.

                 6. TRANSFERABILITY. Holder hereby represents and warrants that it is acquiring this Option and, upon the exercise thereof, the Option Shares, for investment and not with a view to resale or distribution thereof. Holder may not sell, assign, transfer or otherwise dispose of this Option, except in accordance with the terms of the Securities Purchase Agreement. Subject to compliance with federal and state securities laws and with the Securities Purchase Agreement, if applicable, the Holder may sell, assign, transfer or otherwise dispose of any Option Shares acquired upon any exercise hereof at any time and from time to time.

                 7. LEGEND ON OPTION SHARES. Certificates evidencing the Option Shares shall bear the following legend: "The securities represented by this certificate have not been registered under the Securities Act of 1933 of the United States of America. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel reasonably satisfactory to the Company and its counsel that such registration is not required." Such certificates also shall be legended as appropriate to reflect any and all restrictions on transfer of such Option Shares that are contained in any of the Transaction Agreements.

                 8.  MISCELLANEOUS.

                 8.1 AMENDMENTS. The parties may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Option or changing in any manner the rights of either of the parties hereunder. No amendment, supplement or modification shall be binding on either party unless made in writing and signed by a duly authorized representative of each party and effected in compliance with Section
11.4 of the Securities Purchase Agreement, if applicable.

                 8.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or by courier, or by certified mail, or, when transmitted by facsimile and a confirmation of transmission printed by sender's facsimile machine. A copy of any notice given by facsimile also shall be mailed, postage prepaid, to the addressee. Notices to the respective parties hereto shall be addressed as follows:

                 (i)         If to the Company:

                             Nextel Communications, Inc.
                             201 Route 17 North
                             Rutherford, NJ  07070
                             Attention: Thomas D. Hickey,
                                        Assistant General Counsel
                             Telecopier:  (201) 438-5540

                             with a copy to:

                             Jeanne M. Rickert, Esq.
                             Jones, Day, Reavis & Pogue
                             North Point
                             901 Lakeside Avenue
                             Cleveland, OH 44114
                             Telecopier:  (216) 579-0212

                 (ii)        If to the Buyer:

                             Digital Radio, L.L.C.
                             2320 Carillon Point
                             Kirtland, WA 94104-2675
                             Attention: Dennis Weibling, Esq.
                             Telecopier: (201) 828-8060
                             with a copy to:

                             C. James Judson, Esq.
                             Digital Radio, L.L.C.
                             2320 Carillon Point
                             Kirtland, WA 94104-2675
                             Telecopier: (206) 828-8060

                             and:

                             Bruce Alan Mann, Esq.
                             Morrison & Foerster
                             345 California Street
                             San Francisco, CA  94104
                             Telecopier:  (415) 677-7522

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

                 8.3 WAIVER BY CONSENT. The Holder may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Holder may specify in such instrument, any of the requirements of this Option otherwise imposed on the Company.

                 8.4 NO IMPLIED WAIVER; RIGHTS ARE CUMULATIVE. The failure to exercise or the delay in exercising by either party of any right, remedy, power or privilege under this Option, shall not operate as a waiver thereof. The single or partial exercise of any right, remedy, power or privilege under this Option shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                 8.5 GOVERNING LAW. This Option and rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of Delaware applicable to agreements executed by residents of that state, and fully to be performed, in that state.

                 8.6 SEVERABILITY. If any provision of this Option is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Option.

                 8.7 CAPTIONS. Captions to the various paragraphs of this Agreement are provided for convenience only and shall not be used to construe the provisions of this Option.

                 8.8 ENTIRE AGREEMENT. This Option and such portions of other Transaction Agreements as are relevant to this Option constitutes the entire understanding of the parties with respect to the subject matter of the Option and supersedes all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by Buyer and the Company.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        DIGITAL RADIO, L.L.C.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:



                                        NEXTEL COMMUNICATIONS, INC.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                  EXHIBIT "A"


                 [To be signed only upon exercise of Option]

To Nextel Communications, Inc.:

                 The undersigned, the Holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, _____________ shares of the Class A Common Stock of Nextel Communications, Inc. and herewith makes payment of $___________ thereof or, and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________ whose address is
___________________________.


Dated:

----------------------------

                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as
                                        specified on the face of the
                                        Option)



                                        ----------------------------------------
                                        Address

                                                          EXHIBIT 10.26 - FORM 2

                                                                       EXHIBIT C





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                                OPTION AGREEMENT
                                (SECOND TRANCHE)


                                 by and between



                             Digital Radio, L.L.C.



                                      and



                          Nextel Communications, Inc.





                        Dated as of __________ __, 1995





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================================================================================

                               TABLE OF CONTENTS


                                                                          PAGE

OPTION AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

         1.  GRANT OF OPTION. . . . . . . . . . . . . . . . . . . . . . .    1
                 1.1  Grant.  . . . . . . . . . . . . . . . . . . . . . .    1
                 1.2  Shares To Be Issued; Reservation of Shares. . . . .    2

         2.  ADJUSTMENTS TO OPTION RIGHTS.  . . . . . . . . . . . . . . .    2
                 2.1  Stock Combinations. . . . . . . . . . . . . . . . .    2
                 2.2  Reorganizations.  . . . . . . . . . . . . . . . . .    2
                 2.3  Adjustment Upon Changes in Capitalization.  . . . .    3
                 2.4  Notice. . . . . . . . . . . . . . . . . . . . . . .    3
                 2.5  Fractional Interests. . . . . . . . . . . . . . . .    4

         3.  EXERCISE.  . . . . . . . . . . . . . . . . . . . . . . . . .    4
                 3.1  Exercise of Option. . . . . . . . . . . . . . . . .    4
                 3.2  Issuance of Option Shares.  . . . . . . . . . . . .    5

         4.  NO DILUTION OR IMPAIRMENT. . . . . . . . . . . . . . . . . .    5

         5.  RIGHTS OF HOLDER . . . . . . . . . . . . . . . . . . . . . .    5

         6.  TRANSFERABILITY. . . . . . . . . . . . . . . . . . . . . . .    5

         7.  LEGEND ON OPTION SHARES. . . . . . . . . . . . . . . . . . .    5

         8.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . .    6
                 8.1  Amendments. . . . . . . . . . . . . . . . . . . . .    6
                 8.2  Notices.  . . . . . . . . . . . . . . . . . . . . .    6
                 8.3  Waiver By Consent . . . . . . . . . . . . . . . . .    7
                 8.4  No Implied Waiver; Rights Are Cumulative  . . . . .    7
                 8.5  Governing Law . . . . . . . . . . . . . . . . . . .    7
                 8.6  Severability  . . . . . . . . . . . . . . . . . . .    7
                 8.7  Captions  . . . . . . . . . . . . . . . . . . . . .    7
                 8.8  Entire Agreement  . . . . . . . . . . . . . . . . .    7

                          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND FURTHER PROVIDED THAT SUCH TRANSFER IS EFFECTED IN ACCORDANCE WITH THE PROVISIONS OF
                          SECTION 6 HEREIN.

                                OPTION AGREEMENT
                                (Second Tranche)


                 This OPTION AGREEMENT (the "Option") is being entered into this __th day of _______, 1995, by and between Nextel Communications, Inc., a Delaware corporation (the "Company") and Digital Radio, L.L.C., a Washington limited liability company ("Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement (as defined below).


                                    RECITALS

                 A. The Company and Buyer have entered into a Securities Purchase Agreement dated as of April 4, 1995 (the "Securities Purchase Agreement") pursuant to which, among other things, the Company agreed to sell and Buyer agreed to purchase certain shares of the Company's Class A Convertible Redeemable Preferred Stock and Class B Convertible Redeemable Preferred Stock on the Closing Date (as defined in the Securities Purchase Agreement).

                 B. Pursuant to the Securities Purchase Agreement, the Company has agreed to grant to Buyer on the Closing Date three options to purchase shares of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock"), on the terms set forth in the Securities Purchase Agreement, the First Option, this Option and the Third Option.

                 NOW, THEREFORE, for the consideration set forth in the Securities Purchase Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company agrees with Buyer as follows:

                 1.  GRANT OF OPTION.

                 1.1 GRANT. The Company hereby grants to Buyer this Option, exercisable as provided herein in whole or in part at any time and from time to time during the period from the date hereof through 6:00 p.m., local time in New York, New York, on the fourth anniversary of the Closing Date (the "Exercise Period") to purchase up to an aggregate number of shares of Common Stock equal to the aggregate number of shares of Common Stock, not to exceed the lesser of (i) Fifteen Million (15,000,000) shares of Common Stock (as adjusted pursuant to Section 2 hereof for all events described therein that occur from and after the Closing Date) and (ii) the number of shares of Common Stock that have been issued pursuant to the First Option (as such number may be adjusted pursuant to Section 2 hereof for all events described therein that occur from and after the date of such issuance), at an exercise price of $18.50 per share (as adjusted pursuant to Section 2 hereof for all events described therein that occur from and after the Closing Date, the "Exercise Price"). The aggregate number of shares of Common Stock issuable hereunder are referred to as the "Option Shares." The Company shall have the right to designate one or more other entities from which any or all of the shares of Common Stock purchasable pursuant to this Option may be purchased. Buyer and its permitted successors and assigns are hereinafter referred to as "Holder."

                 1.2 SHARES TO BE ISSUED; RESERVATION OF SHARES. The Company covenants and agrees that all Option Shares will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof, except as otherwise provided in the Securities Purchase Agreement. The Company further covenants and agrees that it will from time to time take all actions required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this Option in full.

                 2.  ADJUSTMENTS TO OPTION RIGHTS.

                 2.1 STOCK COMBINATIONS. In case the Company shall combine all of the outstanding Common Stock proportionately into a smaller number of shares, the Exercise Price per Option Share hereunder in effect immediately prior to such combination shall be proportionately increased and the number of Option Shares issuable to the Holder upon exercise of this Option shall be proportionately decreased, as of the effective date of such combination.

                 2.2 REORGANIZATIONS. If any of the following transactions (each, a "Special Transaction") shall become effective: (i) a capital reorganization or reclassification of the capital stock of the Company, (ii) a consolidation or merger of the Company with another entity or (iii) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of any such Special Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, at any time after the consummation of such transaction until the expiration of the Exercise Period, upon the basis and upon the terms and conditions specified herein, and in lieu of the Option Shares immediately theretofore issuable upon exercise of this Option for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Option Shares immediately theretofore issuable upon exercise in full of this Option had such Special Transaction not taken place (pro rated in the case of any partial exercises). In connection with any Special Transaction, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Option (including without limitation provisions for adjustment of the Exercise Price and the number of Option Shares issuable upon the exercise of the Option), shall thereafter be applicable, as nearly as may be, to any shares of stock, other securities, cash or other assets thereafter deliverable upon the exercise of this Option. The Company shall not effect any Special Transaction unless prior to or simultaneously with the closing the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets shall assume by a written instrument executed and mailed by certified mail or delivered to the Holder at the address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to such Holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such Holder has rights to purchase.

                 2.3 ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations, reclassifications or the like, the type and number of Option Shares issuable upon exercise of this Option, and the Exercise Price, as the case may be, shall be adjusted appropriately, immediately upon such change. No such adjustment shall be made on account of any dividend payable other than in stock of the Company.

                 2.4 NOTICE. Whenever this Option, the Option Shares or the Exercise Price is to be adjusted as provided herein or a dividend or distribution (in cash, stock or otherwise and including, without limitation, any liquidating distributions) is to be declared by the Company, or a Special Transaction is deemed by the Company to be substantially certain to occur (other than a Special Transaction in which the Company is the surviving entity and which would not require the execution of a written instrument pursuant to
Section 2.2 above, the Company shall forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating in reasonable detail the facts requiring such adjustment and the calculation thereof, if applicable, and stating (if applicable):

                          (A)  the record date of such dividend, distribution,
subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this clause (A) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

                          (B)  the date on which a Special Transaction is
expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction.

                 2.5 FRACTIONAL INTERESTS. This Option may be exercised only for a whole number of shares of Common Stock, other than any fraction of a share of Common Stock which would result upon this option being exercised in full; provided, however that the Company shall not be required to issue fractions of shares of Common Stock on the exercise in full of this Option. If any fraction of a share of Common Stock would, except for the provisions of this Section 2.5, be issuable upon the exercise in full of this Option, the Company may (in lieu of issuing such fractional share) either (A) purchase such fraction for an amount in cash equal to the current value of such fraction, computed (i) if the Common Stock shall be listed or admitted to unlisted trading privileges on the NASDAQ National Market System or any securities exchange, on the basis of the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise upon which such a sale shall have been effected (or, if the Common Stock shall be listed or admitted to unlisted trading privileges on more than one such exchange, on the basis of such price on the exchange designated from time to time for such purpose by the Board of Directors of the Company) or (ii) if the Common Stock shall not be so listed or admitted to unlisted trading privileges, on the basis of the last bid price, or if there is no reported last bid, the average of the bid prices, for the Common Stock on the last business day prior to the date of exercise, as reported by the National Association of Securities Dealers Automated Quotation System or any successor thereto, or, if such computations cannot be made as aforesaid, as the Board of Directors of the Company may in good faith determine or (B) issue a number of whole shares determined by rounding up to the nearest whole share.

                 3.  EXERCISE.

                 3.1 EXERCISE OF OPTION. The Holder may exercise this Option by (i) surrendering this Option, with the form of exercise notice attached hereto as Exhibit "A" duly executed by Holder, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Option Shares by wire transfer to an account designated by the Company. Upon any partial exercise of this Option, the Company, at its expense, shall forthwith issue to the Holder for its surrendered option a replacement Option identical in all respects to this Option, except that the number of Option Shares shall be reduced accordingly.

                 3.2 ISSUANCE OF OPTION SHARES. The Option Shares purchased shall be issued to the Holder exercising this Option as of the close of business on the date on which all actions and payments required to be taken or made by Holder, pursuant to Section 3.1, shall have been so taken or made. Certificates for the Option Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this Option is surrendered.

                 4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through reorganization, reclassification, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other -impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Option above the Exercise Price, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Option. In the event of actions, other than those specified herein, affecting adversely the rights of the Holder, the Board of Directors of the Company shall make such adjustments as shall be equitable in the circumstances.

                 5. RIGHTS OF HOLDER. Holder shall not, solely by virtue of this Option and prior to the issuance of the Option Shares upon due exercise thereof, be entitled to any rights of a shareholder in the Company.

                 6. TRANSFERABILITY. Holder hereby represents and warrants that it is acquiring this Option and, upon the exercise thereof, the Option Shares, for investment and not with a view to resale or distribution thereof. Holder may not sell, assign, transfer or otherwise dispose of this Option, except in accordance with the terms of the Securities Purchase Agreement.

Subject to compliance with federal and state securities laws and with the Securities Purchase Agreement, if applicable, the Holder may sell, assign, transfer or otherwise dispose of any Option Shares acquired upon any exercise hereof at any time and from time to time.

                 7. LEGEND ON OPTION SHARES. Certificates evidencing the Option Shares shall bear the following legend: "The securities represented by this certificate have not been registered under the Securities Act of 1933 of the United States of America. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel reasonably satisfactory to the Company and its counsel that such registration is not required." Such certificates also shall be legended as appropriate to reflect any and all restrictions on transfer of such Option Shares that are contained in any of the Transaction Agreements.

                 8.  MISCELLANEOUS.

                 8.1 AMENDMENTS. The parties may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Option or changing in any manner the rights of either of the parties hereunder. No amendment, supplement or modification shall be binding on either party unless made in writing and signed by a duly authorized representative of each party and effected in compliance with Section
11.4 of the Securities Purchase Agreement, if applicable.

                 8.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or by courier, or by certified mail, or, when transmitted by facsimile and a confirmation of transmission printed by sender's facsimile machine. A copy of any notice given by facsimile also shall be mailed, postage prepaid, to the addressee. Notices to the respective parties hereto shall be addressed as follows:

                 (i)         If to the Company:

                             Nextel Communications, Inc.
                             201 Route 17 North
                             Rutherford, New Jersey 07070
                             Attention:   Thomas D. Hickey
                                          Assistant General Counsel
                             Telecopier:  (201) 438-5540
                             with a copy to:

                             Jeanne M. Rickert, Esq.
                             Jones, Day, Reavis & Pogue
                             North Point
                             901 Lakeside Avenue
                             Cleveland, OH 44114
                             Telecopier:  (216) 579-0212

                 (ii)        If to the Buyer:

                             Digital Radio, L.L.C.
                             2320 Carillon Point
                             Kirkland, WA 98033
                             Attention:  Dennis Weibling, Esq.
                             Telecopier:  (206) 828-8060

                             with a copy to:

                             C. James Judson, Esq.
                             Digital Radio, L.L.C.
                             2320 Carillon Point
                             Kirtland, WA 94104-2675
                             Telecopier: (206) 828-8060

                             and:

                             Bruce Alan Mann, Esq.
                             Morrison & Foerster
                             345 California Street
                             San Francisco, CA  94104
                             Telecopier:  (415) 677-7522

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

                 8.3 WAIVER BY CONSENT. The Holder may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Holder may specify in such instrument, any of the requirements of this Option otherwise imposed on the Company.

                 8.4 NO IMPLIED WAIVER; RIGHTS ARE CUMULATIVE. The failure to exercise or the delay in exercising by either party of any right, remedy, power or privilege under this Option, shall not operate as a waiver thereof. The single or partial exercise of any right, remedy, power or privilege under this Option shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                 8.5 GOVERNING LAW. This Option and rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of Delaware applicable to agreements executed by residents of that state, and fully to be performed, in that state.

                 8.6 SEVERABILITY. If any provision of this Option is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Option.

                 8.7 CAPTIONS. Captions to the various paragraphs of this Agreement are provided for convenience only and shall not be used to construe the provisions of this Option.

                 8.8 ENTIRE AGREEMENT. This Option and such portions of other Transaction Agreements as are relevant to this Option constitutes the entire understanding of the parties with respect to the subject matter of the Option and supersedes all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by Buyer and the Company.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        DIGITAL RADIO, L.L.C.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:



                                        NEXTEL COMMUNICATIONS, INC.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                  EXHIBIT "A"


                 [To be signed only upon exercise of Option]

To Nextel Communications, Inc.:

                 The undersigned, the Holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, _____________ shares of the Class A Common Stock of Nextel Communications, Inc. and herewith makes payment of $___________ thereof or, and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________ whose address is
___________________________.


Dated:

------------------------

                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Option)



                                        ----------------------------------------
                                        Address

                                                          EXHIBIT 10.26 - FORM 3

                                                                       EXHIBIT D




================================================================================
--------------------------------------------------------------------------------



                                OPTION AGREEMENT
                                (THIRD TRANCHE)


                                 by and between



                             Digital Radio, L.L.C.



                                      and



                          Nextel Communications, Inc.





                        Dated as of __________ __, 1995





--------------------------------------------------------------------------------
================================================================================

                               TABLE OF CONTENTS


                                                                          PAGE

OPTION AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

         1.  GRANT OF OPTION. . . . . . . . . . . . . . . . . . . . . . .    1
                 1.1  Grant.  . . . . . . . . . . . . . . . . . . . . . .    1
                 1.2  Shares To Be Issued; Reservation of Shares. . . . .    2

         2.  ADJUSTMENTS TO OPTION RIGHTS.  . . . . . . . . . . . . . . .    2
                 2.1  Stock Combinations. . . . . . . . . . . . . . . . .    2
                 2.2  Reorganizations.  . . . . . . . . . . . . . . . . .    2
                 2.3  Adjustment Upon Changes in Capitalization.  . . . .    3
                 2.4  Notice. . . . . . . . . . . . . . . . . . . . . . .    3
                 2.5  Fractional Interests. . . . . . . . . . . . . . . .    4

         3.  EXERCISE.  . . . . . . . . . . . . . . . . . . . . . . . . .    4
                 3.1  Exercise of Option. . . . . . . . . . . . . . . . .    4
                 3.2  Issuance of Option Shares.  . . . . . . . . . . . .    5

         4.  NO DILUTION OR IMPAIRMENT. . . . . . . . . . . . . . . . . .    5

         5.  RIGHTS OF HOLDER . . . . . . . . . . . . . . . . . . . . . .    5

         6.  TRANSFERABILITY. . . . . . . . . . . . . . . . . . . . . . .    5

         7.  LEGEND ON OPTION SHARES. . . . . . . . . . . . . . . . . . .    6

         8.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . .    6
                 8.1  Amendments. . . . . . . . . . . . . . . . . . . . .    6
                 8.2  Notices.  . . . . . . . . . . . . . . . . . . . . .    6
                 8.3  Waiver By Consent . . . . . . . . . . . . . . . . .    7
                 8.4  No Implied Waiver; Rights Are Cumulative  . . . . .    8
                 8.5  Governing Law . . . . . . . . . . . . . . . . . . .    8
                 8.6  Severability  . . . . . . . . . . . . . . . . . . .    8
                 8.7  Captions  . . . . . . . . . . . . . . . . . . . . .    8
                 8.8  Entire Agreement  . . . . . . . . . . . . . . . . .    8


                          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND FURTHER PROVIDED THAT SUCH TRANSFER IS EFFECTED IN ACCORDANCE WITH THE PROVISIONS OF
                          SECTION 6 HEREIN.

                                OPTION AGREEMENT
                                (Third Tranche)


                 This OPTION AGREEMENT (the "Option") is being entered into this __th day of _______, 1995, by and between Nextel Communications, Inc., a Delaware corporation (the "Company") and Digital Radio, L.L.C., a Washington limited liability company ("Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement (as defined below).


                                    RECITALS

                 A. The Company and Buyer have entered into a Securities Purchase Agreement dated as of April 4, 1995 (the "Securities Purchase Agreement") pursuant to which, among other things, the Company agreed to sell and Buyer agreed to purchase certain shares of the Company's Class A Convertible Redeemable Preferred Stock and Class B Convertible Preferred Stock on the Closing Date (as defined in the Securities Purchase Agreement).

                 B. Pursuant to the Securities Purchase Agreement, the Company has agreed to grant to Buyer on the Closing Date three options to purchase shares of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock"), on the terms set forth in the Securities Purchase Agreement, the First Option, the Second Option and this Option.

                 NOW, THEREFORE, for the consideration set forth in the Securities Purchase Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company agrees with Buyer as follows:

                 1.  GRANT OF OPTION.

                 1.1 GRANT. The Company hereby grants to Buyer this Option, exercisable as provided herein in whole or in part at any time and from time to time during the period from the date hereof through 6:00 p.m., local time in New York, New York, on the sixth anniversary of the Closing Date (the "Exercise Period") to purchase up to an aggregate of the lesser of (i) Five Million (5,000,000) shares of Common Stock (as such number may be adjusted pursuant to Section 2 hereof for all events described therein that occur after the Closing Date) and (ii) the number of shares of Common Stock that were issued pursuant to the Second Option (as such number may be adjusted pursuant to Section 2 hereof for all events described therein that occur from and after the date of such issuance), at an exercise price of $21.50 per share (as adjusted pursuant to Section 2 hereof for all events described therein that occur after the Closing Date, the "Exercise Price"). The aggregate number of shares of Common Stock issuable hereunder are referred to as the "Option Shares". The Company shall have the right to designate one or more other entities from which any or all of the shares of Common Stock purchasable pursuant to this Option may be purchased. Buyer and its permitted successors and assigns are hereinafter referred to as "Holder."

                 1.2 SHARES TO BE ISSUED; RESERVATION OF SHARES. The Company covenants and agrees that all Option Shares will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof, except as otherwise provided in the Securities Purchase Agreement. The Company further covenants and agrees that it will from time to time take all actions required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this Option in full.

                 2.  ADJUSTMENTS TO OPTION RIGHTS.

                 2.1 STOCK COMBINATIONS. In case the Company shall combine all of the outstanding Common Stock proportionately into a smaller number of shares, the Exercise Price per Option Share hereunder in effect immediately prior to such combination shall be proportionately increased and the number of Option Shares issuable to the Holder upon exercise of this Option shall be proportionately decreased, as of the effective date of such combination.

                 2.2 REORGANIZATIONS. If any of the following transactions (each, a "Special Transaction") shall become effective: (i) a capital reorganization or reclassification of the capital stock of the Company, (ii) a consolidation or merger of the Company with another entity or (iii) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of any such Special Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, at any time after the consummation of such transaction until the expiration of the

Exercise Period, upon the basis and upon the terms and conditions specified herein, and in lieu of the Option Shares immediately theretofore issuable upon exercise of this Option for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Option Shares immediately theretofore issuable upon exercise in full of this Option had such Special Transaction not taken place (pro rated in the case of any partial exercises). In connection with any Special Transaction, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Option (including without limitation provisions for adjustment of the Exercise Price and the number of Option Shares issuable upon the exercise of the Option), shall thereafter be applicable, as nearly as may be, to any shares of stock, other securities, cash or other assets thereafter deliverable upon the exercise of this Option. The Company shall not effect any Special Transaction unless prior to or simultaneously with the closing the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets shall assume by a written instrument executed and mailed by certified mail or delivered to the Holder at the address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to such Holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such Holder has rights to purchase.

                 2.3 ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations, reclassifications or the like, the type and number of Option Shares issuable upon exercise of this Option, and the Exercise Price, as the case may be, shall be adjusted appropriately, immediately upon such change. No such adjustment shall be made on account of any dividend payable other than in stock of the Company.

                 2.4 NOTICE. Whenever this Option, the Option Shares or the Exercise Price is to be adjusted as provided herein or a dividend or distribution (in cash, stock or otherwise and including, without limitation, any liquidating distributions) is to be declared by the Company, or a Special Transaction is deemed by the Company to be substantially certain to occur (other than a Special Transaction in which the Company is the surviving entity and which would not require the execution of a written instrument pursuant to
Section 2.2 above), the Company shall forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating in reasonable detail the facts requiring such adjustment and the calculation thereof, if applicable, and stating (if applicable):

                          (A)  the record date of such dividend, distribution,
subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this clause (A) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

                          (B)  the date on which a Special Transaction is
expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction.

                 2.5 FRACTIONAL INTERESTS. This Option may be exercised only for a whole number of shares of Common Stock, other than any fraction of a share of Common Stock which would result upon this Option being exercised in full; provided, however that the Company shall not be required to issue fractions of shares of Common Stock on the exercise in full of this Option. If any fraction of a share of Common Stock would, except for the provisions of this Section 2.5, be issuable upon the exercise in full of this Option, the Company may (in lieu of issuing such fractional share) either (A) purchase such fraction for an amount in cash equal to the current value of such fraction, computed (i) if the Common Stock shall be listed or admitted to unlisted trading privileges on the NASDAQ National Market System or any securities exchange, on the basis of the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise upon which such a sale shall have been effected (or, if the Common Stock shall be listed or admitted to unlisted trading privileges on more than one such exchange, on the basis of such price on the exchange designated from time to time for such purpose by the Board of Directors of the Company) or (ii) if the Common Stock shall not be so listed or admitted to unlisted trading privileges, on the basis of the last bid price, or if there is no reported last bid, the average of the bid prices, for the Common Stock on the last business day prior to the date of exercise, as reported by the National Association of Securities Dealers Automated Quotation System or any successor thereto, or, if such computations cannot be made as aforesaid, as the Board of Directors of the Company may in good faith determine or (B) issue a number of whole shares determined by rounding up to the nearest whole share.

                 3.  EXERCISE.

                 3.1 EXERCISE OF OPTION. The Holder may exercise this Option by (i) surrendering this Option, with the form of exercise notice attached hereto as Exhibit "A" duly executed by Holder, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Option Shares by wire transfer to an account designated by the Company. Upon any partial exercise of this Option, the Company, at its expense, shall forthwith issue to the Holder for its surrendered option a replacement Option identical in all respects to this Option, except that the number of Option Shares shall be reduced accordingly.

                 3.2 ISSUANCE OF OPTION SHARES. The Option Shares purchased shall be issued to the Holder exercising this Option as of the close of business on the date on which all actions and payments required to be taken or made by Holder, pursuant to Section 3.1, shall have been so taken or made. Certificates for the Option Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this Option is surrendered.

                 4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through reorganization, reclassification, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other -impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Option above the Exercise Price, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Option. In the event of actions, other than those specified herein, affecting adversely the rights of the Holder, the Board of Directors of the Company shall make such adjustments as shall be equitable in the circumstances.

                 5. RIGHTS OF HOLDER. Holder shall not, solely by virtue of this Option and prior to the issuance of the Option Shares upon due exercise thereof, be entitled to any rights of a shareholder in the Company.

                 6. TRANSFERABILITY. Holder hereby represents and warrants that it is acquiring this Option and, upon the exercise thereof, the Option Shares, for investment and not with a view to resale or distribution thereof. Holder may not sell, assign, transfer or otherwise dispose of this Option, except in accordance with the terms of the Securities Purchase Agreement. Subject to compliance with federal and state securities laws and with the Securities Purchase Agreement, if applicable, the Holder may sell, assign, transfer or otherwise dispose of any Option Shares acquired upon any exercise hereof at any time and from time to time.

                 7. LEGEND ON OPTION SHARES. Certificates evidencing the Option Shares shall bear the following legend: "The securities represented by this certificate have not been registered under the Securities Act of 1933 of the United States of America. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel reasonably satisfactory to the Company and its counsel that such registration is not required." Such certificates also shall be legended as appropriate to reflect any and all restrictions on transfer of such Option Shares that are contained in any of the Transaction Agreements.

                 8.  MISCELLANEOUS.

                 8.1 AMENDMENTS. The parties may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Option or changing in any manner the rights of either of the parties hereunder. No amendment, supplement or modification shall be binding on either party unless made in writing and signed by a duly authorized representative of each party and effected in compliance with Section
11.4 of the Securities Purchase Agreement, if applicable.

                 8.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or by courier, or by certified mail, or, when transmitted by facsimile and a confirmation of transmission printed by sender's facsimile machine. A copy of any notice given by facsimile also shall be mailed, postage prepaid, to the addressee. Notices to the respective parties hereto shall be addressed as follows:

                 (i)         If to the Company:

                             Nextel Communications, Inc.
                             201 Route 17 North
                             Rutherford, NJ  07070
                             Attention:    Thomas D. Hickey
                                           Assistant General Counsel
                             Telecopier:   (201) 438-5540
                             with a copy to:

                             Jeanne M. Rickert, Esq.
                             Jones, Day, Reavis & Pogue
                             North Point
                             901 Lakeside Avenue
                             Cleveland, OH 44114
                             Telecopier:  (216) 579-0212

                 (ii)        If to the Buyer:

                             Digital Radio, L.L.C.
                             2320 Carillon Point
                             Kirtland, WA  94104-2675
                             Attention:    Dennis Weibling, Esq.
                             Telecopier:   (206) 828-8060

                             with a copy to:

                             C. James Judson, Esq.
                             Digital Radio, L.L.C.
                             2320 Carillon Point
                             Kirtland, WA  94104-2675
                             Telecopier:   (206) 828-8060

                                  and:

                             Bruce Alan Mann, Esq.
                             Morrison & Foerster
                             345 California Street
                             San Francisco, CA  94104
                             Telecopier:  (415) 677-7522

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

                 8.3 WAIVER BY CONSENT. The Holder may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Holder may specify in such instrument, any of the requirements of this Option otherwise imposed on the Company.

                 8.4 NO IMPLIED WAIVER; RIGHTS ARE CUMULATIVE. The failure to exercise or the delay in exercising by either party of any right, remedy, power or privilege under this Option, shall not operate as a waiver thereof. The single or partial exercise of any right, remedy, power or privilege under this Option shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                 8.5 GOVERNING LAW. This Option and rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of Delaware applicable to agreements executed by residents of that state, and fully to be performed, in that state.

                 8.6 SEVERABILITY. If any provision of this Option is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Option.

                 8.7 CAPTIONS. Captions to the various paragraphs of this Agreement are provided for convenience only and shall not be used to construe the provisions of this Option.

                 8.8 ENTIRE AGREEMENT. This Option and such portions of other Transaction Agreements as are relevant to this Option constitutes the entire understanding of the parties with respect to the subject matter of the Option and supersedes all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by Buyer and the Company.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        DIGITAL RADIO, L.L.C.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:



                                        NEXTEL COMMUNICATIONS, INC.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                  EXHIBIT "A"


                 [To be signed only upon exercise of Option]

To Nextel Communications, Inc.:

                 The undersigned, the Holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, _____________ shares of the Class A Common Stock of Nextel Communications, Inc. and herewith makes payment of $___________ thereof or, and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________ whose address is
___________________________.


Dated:

-----------------------

                                        ---------------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Option)



                                        ---------------------------------------
                                        Address